UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 28, 2006
XO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-30900	74-3163345

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11111 Sunset Hills Road, Reston, Virginia	20190

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 703-547-2000
XO Communications, Inc.

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
Restructuring Merger
     On February 28, 2006, XO Communications, Inc., a Delaware corporation (the “Predecessor Issuer”), XO Holdings, Inc., a Delaware corporation (the “Company”), and XO Communications, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“XO LLC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for the merger (the “Restructuring Merger”), pursuant to Section 251(g) of the Delaware General Corporation Law (the “DGCL”), of the Predecessor Issuer with and into XO LLC, with XO LLC as the entity surviving such Restructuring Merger as a wholly-owned subsidiary of the Company.
     The Restructuring Merger was consummated on February 28, 2006. Prior to the Restructuring Merger, the Predecessor Issuer formed the Company as its direct wholly-owned subsidiary and formed XO LLC as the Company’s direct wholly-owned subsidiary for the purpose of implementing the Restructuring Merger in accordance with Section 251(g) of the DGCL. Pursuant to Section 251(g) of the DGCL, stockholder approval of the Restructuring Merger was not required.
     At the effective time (the “Effective Time”) of the Restructuring Merger, each holder of securities of the Predecessor Issuer outstanding immediately prior to the Effective Time received the Company’s securities of the same class or series, in each case evidencing the same proportional interests in the Company and having the same designations, rights, powers and preferences, and qualifications, limitations and restrictions as such securities of the Predecessor Issuer held by such holder immediately prior to the Effective Time. Accordingly, pursuant to the Merger Agreement, at the Effective Time, each share of common stock of the Predecessor Issuer, par value $0.01 per share (the “Predecessor Common Stock”), and each share of 6% Class A Convertible Preferred Stock of the Predecessor Issuer, par value $0.01 per share (the “Predecessor Preferred Stock”), issued and outstanding immediately prior to the Effective Time was converted, on a share-for-share basis, into a share of common stock, par value $0.01 per share of the Company (the “Company Common Stock”), and a share 6% Class A Convertible Preferred Stock of the Company, par value $0.01 per share (the “Company Preferred Stock”), respectively. In addition, at the Effective Time, each option, warrant or other right to acquire shares of Predecessor Common Stock outstanding immediately prior to the Effective Time was converted pursuant to the Merger Agreement into an option, warrant or other right to acquire, upon the same terms and conditions of such option, warrant or right to acquire Predecessor Common Stock in effect immediately prior to the Effective Time, an identical number of shares of Company Common Stock.
     Upon consummation of the Restructuring Merger, the Company Common Stock was deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in accordance with Rule 12g-3 under the Exchange Act. For the purposes of Rule 12g-3(a) under the Exchange Act, the Company is the successor issuer to the Predecessor

Issuer. The Company Common Stock is quoted on the Over the Counter Bulletin Board of The Nasdaq Stock Market, Inc. under the ticker symbol “XOHO.OB”.
     The directors and executive officers of the Company are the same individuals who were directors and executive officers of the Predecessor Issuer immediately prior to the Effective Time. In addition, the consolidated assets and liabilities of the Company and its subsidiaries (including XO LLC) immediately after the Effective Time are the same as the consolidated assets and liabilities of the Predecessor Issuer and its subsidiaries were immediately prior to the Effective Time.
     The foregoing discussion of the Merger Agreement and the Restructuring Merger contemplated thereby is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated in this Item 1.01 by reference.
Assignment and Assumption of certain assets and liabilities of the Predecessor Issuer
     Under the Merger Agreement, the completion of the Restructuring Merger was conditioned upon the consummation, prior to the Effective Time, of an assignment by the Predecessor Issuer of certain of its assets and liabilities to the Company, and the acceptance of such assignment and the assumption of such liabilities by the Company. Such assignment and assumption was consummated on February 28, 2006 immediately prior to the Effective Time pursuant to an Assignment and Assumption Agreement, dated as of February 28, 2006 (the “Assignment and Assumption Agreement”), by and among the Predecessor Issuer and the Company. The foregoing discussion of the Assignment and Assumption Agreement is qualified in its entirety by reference to the Assignment and Assumption Agreement, a copy of which is filed herewith as Exhibit 10.01 and is incorporated in this Item 1.01 by reference.
Amendment to Purchase Agreement
     As disclosed in the Predecessor Issuer’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “Commission”) on November 9, 2005, on November 4, 2005, the Predecessor Issuer, the Company and Elk Associates LLC (“Buyer”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) providing for the sale of the Company’s (then the Predecessor Issuer’s) national wireline telecommunications business through the sale (the “Equity Sale”) of all of the outstanding equity interests of XO LLC to Buyer for an aggregate purchase price of $700 million in cash. On March 1, 2006, the Company, XO LLC (as successor by merger to the Predecessor Issuer) and Buyer entered into Amendment No. 1 to the Purchase Agreement (the “EPA Amendment”), which, among other things, (i) provides for a release of the Company from its obligation to guaranty or cause XO LLC to repay $75 million of debt outstanding under the Credit Agreement (as defined below) in exchange for $75 million of the purchase price payable at the closing of the Equity Sale, and (ii) further clarifies the assets and liabilities to be retained by the Company after the consummation of the Equity Sale.
     The foregoing discussion of the EPA Amendment is qualified in its entirety by reference to the EPA Amendment, a copy of which is filed herewith as Exhibit 2.2 and is incorporated in this Item 1.01 by reference, and the Purchase Agreement, a copy of which is attached as

Exhibit 2.1 to the Predecessor Issuer’s Current Report on Form 8-K, filed with the Commission on November 9, 2005, and is incorporated in this Item 1.01 by reference.
Treatment under XO LLC’s senior secured credit facility
     Prior to the Effective Time, the Predecessor Issuer was the borrower under that certain Amended and Restated Credit and Guaranty Agreement, dated as of January 16, 2003, as amended (the “Credit Agreement”), by and among the Predecessor Issuer (now XO LLC), certain subsidiaries of the Predecessor Issuer (now XO LLC), as guarantors, the lenders (the “Lenders”) party thereto from time to time, and Mizuho Corporate Bank, Ltd., as administrative agent (the “Administrative Agent”). On March 1, 2006, XO LLC (as successor by merger to the Predecessor Issuer), certain subsidiaries of XO LLC, as guarantors, the Company, as guarantor, LMDS Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“LMDS Co.”), as guarantor, V&K Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, as guarantor (“V&K”), Requisite Lenders (as defined in the Credit Agreement), on behalf of all of the Lenders, and the Administrative Agent entered into a Ratification and Amendment Agreement (the “Ratification and Amendment Agreement”). Pursuant to the Ratification and Amendment Agreement, among other things, (i) XO LLC has agreed that, as successor by merger to the Predecessor Issuer, it will remain a party to the Credit Agreement as the borrower thereunder, and (ii) each of the Company, LMDS Co. and V&K have agreed that, notwithstanding the fact that it is not a subsidiary of XO LLC, it will serve as a guarantor of XO LLC’s obligations under the Credit Agreement. The Ratification and Amendment Agreement also provides for the release of each of the Company, LMDS Co. and V&K from any and all of its obligations (as guarantor or otherwise) under or with respect to the Credit Agreement upon the satisfaction of certain conditions contained therein to the reasonable satisfaction of Requisite Lenders.
     The foregoing discussion of the Ratification and Amendment Agreement is qualified in its entirety by reference to the Ratification and Amendment Agreement, a copy of which is filed herewith as Exhibit 10.03 and is incorporated in this Item 1.01 by reference, and the Credit Agreement, a copy of which is attached as Exhibit 10.5 to the Predecessor Issuer’s Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Commission on March 21, 2003, and is incorporated in this Item 1.01 by reference.
Section 2 — Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets.
     The discussions in Item 1.01 under the captions “Restructuring Merger” and “Assignment and Assumption of certain assets and liabilities of the Predecessor Issuer” are incorporated in this Item 2.01 by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
     The discussion in Item 1.01 under the caption “Treatment under XO LLC’s senior secured credit facility” is incorporated in this Item 2.03 by reference.

Section 5 — Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The discussion in Item 1.01 under the caption “Restructuring Merger” is incorporated in this Item 5.03 by reference.
     Pursuant to Section 251(g) of the DGCL, the provisions of the certificate of incorporation (including any related certificate of designation) and bylaws of the Company are substantially identical to those of the Predecessor Issuer in effect immediately prior to the Effective Time. The authorized capital stock of the Company, the designations, rights, powers and preferences of such capital stock and the qualifications, limitations and restrictions thereof are also substantially identical to those of the capital stock of the Predecessor Issuer in effect immediately prior to the Effective Time. The rights of the Company’s stockholders are the same as the rights of the Predecessor Issuer’s stockholders immediately prior to the Effective Time. The foregoing discussion in this Item 5.03 is qualified in its entirety by reference to the Company’s Certificate of Incorporation, the Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and other Special Rights of the Company Preferred Stock and Qualifications, Limitations and Restrictions thereof, and the Company’s Bylaws, copies of which are filed herewith as Exhibits 3.1, 3.2 and 3.3, respectively, and are incorporated in this Item 5.03 by reference.
Section 8 — Other Events
Item 8.01 Other Events.
     On March 6, 2006, the Company issued a press release announcing the consummation of the Restructuring Merger. A copy of such press release is filed herewith as Exhibit 99.1 and incorporated in this Item 8.01 by reference.
Section 9 — Financial Statements and Exhibits.
Item 9.01 Financial Statements and Exhibits
          (d) Exhibits.

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of February 28, 2006, by and among XO Communications, Inc., XO Holdings, Inc. and XO Communications, LLC.

2.2	Amendment No. 1 to Equity Purchase Agreement, dated as of March 1, 2006, by and among XO Holdings, Inc., XO Communications, LLC (as successor by merger to XO Communications, Inc.) and Elk Associates LLC.

3.1	Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on October 25, 2005.

3.2	Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and other Special Rights of the 6% Class A Convertible Preferred Stock and Qualifications, Limitations and Restrictions thereof, as filed with the Secretary of State of the State of Delaware on February 28, 2006.

3.3	Bylaws of XO Holdings, Inc.

10.1	Assignment and Assumption Agreement, dated as of February 28, 2006, by and among XO Communications, Inc. and XO Holdings, Inc.

10.2	Ratification and Amendment Agreement, dated as of March 1, 2006, by and among XO Communications, LLC (as successor by merger to XO Communications, Inc.), certain subsidiaries of XO Communications, LLC, as guarantors, XO Holdings, Inc., as guarantor, LMDS Holdings, Inc., as guarantor, V&K Holdings, Inc., as guarantor, Arnos Corp., as Requisite Lenders, and Mizuho Corporate Bank, Ltd., as administrative agent.

99.1	Press Release issued by the Company on March 6, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2006	XO HOLDINGS, INC.

	By:	/s/ William Garrahan
	Name:	William Garrahan
	Title:	Senior Vice President and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of February 28, 2006, by and among XO Communications, Inc., XO Holdings, Inc. and XO Communications, LLC.

2.2	Amendment No. 1 to Equity Purchase Agreement, dated as of March 1, 2006, by and among XO Holdings, Inc., XO Communications, LLC (as successor by merger to XO Communications, Inc.) and Elk Associates LLC.

3.1	Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on October 25, 2005.

3.2	Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and other Special Rights of the 6% Class A Convertible Preferred Stock and Qualifications, Limitations and Restrictions thereof, as filed with the Secretary of State of the State of Delaware on February 28, 2006.

3.3	Bylaws of XO Holdings, Inc.

10.1	Assignment and Assumption Agreement, dated as of February 28, 2006, by and among XO Communications, Inc. and XO Holdings, Inc.

10.2	Ratification and Amendment Agreement, dated as of March 1, 2006, by and among XO Communications, LLC (as successor by merger to XO Communications, Inc.), certain subsidiaries of XO Communications, LLC, as guarantors, XO Holdings, Inc., as guarantor, LMDS Holdings, Inc., as guarantor, V&K Holdings, Inc., as guarantor, Arnos Corp., as Requisite Lenders, and Mizuho Corporate Bank, Ltd., as administrative agent.

99.1	Press Release issued by the Company on March 6, 2006.